SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): FEBRUARY 10, 2003
                                                  -----------------


                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



             0-27618                                 16-0547600
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     (Commission File Number)             (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                14228-1197
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     (Address of principal executive offices)                    (Zip Code)




Registrant's telephone number including area code: (716) 689-5400
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(Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

         On February 6, 2003, the registrant announced the next step in the continuation of its strategic plan with the consolidation of its crane manufacturing operations located in Forest Park, Illinois into its other North American crane manufacturing facilities. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.


Item 7.  EXHIBITS


EXHIBIT NUMBER                 DESCRIPTION

99                             Press Release dated February 6, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       COLUMBUS MCKINNON CORPORATION
                                       -------------------------------------


                                       By:  /S/ ROBERT L. MONTGOMERY, JR.
                                            --------------------------------
                                       Name:  Robert L. Montgomery, Jr.
                                       Title: Executive Vice President


Dated:  FEBRUARY 10, 2003
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





                                  EXHIBIT INDEX


EXHIBIT NUMBER         DESCRIPTION                                         PAGE
--------------         -----------                                         ----

      99               Press Release dated February 6, 2003                  1